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                                                                     EXHIBIT 4.8


INCORPORATED UNDER THE LAWS OF                              COMMON
THE STATE OF DELAWARE

PAR VALUE $2.50 EACH                                  SEE REVERSE SIDE FOR
                                                      RIGHTS PLAN CERTIFICATION.

NUMBER                                                        SHARES
DX 221002

THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK           CUSIP 406216 10 1
      NEW YORK OR IN DALLAS, TEXAS.          SEE REVERSE FOR CERTAIN DEFINITIONS

                              HALLIBURTON COMPANY

THIS CERTIFIES THAT



                                   SPECIMEN


IS THE OWNER OF

          FULL PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

HALLIBURTON COMPANY TRANSFERABLE ON THE BOOKS OF THE COMPANY IN PERSON OR BY DULY AUTHORIZED ATTORNEY, UPON THE SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED AND SHALL BE HELD SUBJECT TO THE PROVISIONS OF THE CERTIFICATE OF INCORPORATION, AS AMENDED, OF THE COMPANY, AND THE HOLDER HEREOF BY ACCEPTING THIS CERTIFICATE EXPRESSLY ASSENTS THERETO AND IS BOUND THEREBY. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.
          WITNESS THE SIGNATURES OF THE DULY AUTHORIZED OFFICERS.
DATED

/s/ Richard B. Cheney                    COUNTERSIGNED AND REGISTERED
CHAIRMAN OF THE BOARD, PRESIDENT          CHASEMELLON SHAREHOLDER SERVICES, LLC
AND CHIEF EXECUTIVE OFFICER                         TRANSFER AGENT AND REGISTRAR

                                         BY
/s/ Susan A. Keith
VICE PRESIDENT AND SECRETARY
                                             AUTHORIZED SIGNATURE




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This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Halliburton Company and a Rights Agent, dated as of December 1, 1996 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principle executive offices of Halliburton Company. Under certain circumstances as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Halliburton Company will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. As described in the Rights Agreement, Rights issued to or acquired by any Acquiring Person (as defined in the Rights Agreement) shall, under certain circumstances, become null and void.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  --as tenants in common
TEN ENT  --as tenants by the entireties
JT TEN   --as joint tenants with right of
           survivorship and not as tenants
           in common

UNIF GIFT MIN ACT --________________Custodian_______________________________
                       (Cust)                        (Minor)
                    under Uniform Gifts to Minors
                    Act__________________________
                             State

Additional abbreviations may also be used though not in the above list.

     For value received, _____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________
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________________________________________________________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated, ________________________________

         NOTICE:
THE SIGNATURE(S) TO THIS ASSIGNMENT     X______________________________________
MUST CORRESPOND WITH THE NAME(S) AS                  (SIGNATURE)
WRITTEN UPON THE FACE OF THE
CERTIFICATE IN EVERY PARTICULAR         X______________________________________
WITHOUT ALTERATION OR ENLARGEMENT                    (SIGNATURE)
OR ANY CHANGE WHATEVER.


________________________________________________________________________________
| THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION | | (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH | | MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT |
| TO S.E.C. RULE 17Ad-15.                                                      |
|______________________________________________________________________________|
|  SIGNATURE(S) GUARANTEED BY:                                                 |
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